OFFICE SPACE LEASE

                                       for

                            826 NEWTOWN-YARDLEY ROAD

                                 by and between

                          YARDLEY ROAD ASSOCIATES, L.P.
                                  (as Landlord)

                                       and

                         BIO-IMAGING TECHNOLOGIES, INC.
                                   (as Tenant)


                            Date: September 22, 1999

     THIS LEASE (the "Lease") is made the 22 day of September, 1999 between Yardley Road Associates, L.P. (herein referred to as "Landlord") whose address is 1101 West DeKalb Pike, Suite 200, Wayne, PA 19087 and Bio-Imaging Technologies, Inc. (herein referred to as "Tenant") whose address is ----------

                                    PREAMBLE
                                    --------

                     BASIC LEASE PROVISIONS AND DEFINITIONS

     In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease shall have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

1.   ADDITIONAL RENT shall mean all sums in addition to Fixed Basic Rent payable
     ---------------
by Tenant to Landlord or to third parties pursuant to the provisions of the Lease.

2.   BROKER(S) shall mean Kelley & Associates, Inc. and Insignia/ESG, Inc.
     ---------

3.   BUILDING  shall mean 826 Newtown  Yardley Road,  Newtown,  Pennsylvania  as
     --------
described on Exhibit A hereto.

4.   BUILDING HOLIDAYS shall be those shown on Exhibit D.
     -----------------

5.   DEMISED PREMISES OR PREMISES shall be approximately  sixteen thousand eight
     ----------------------------
hundred and eighty one (16,881) gross rentable square feet on the ground level of the Building which includes an allocable share of the Common Facilities as defined in Section 2, which measurement shall be subject to final measurement and agreement.

6.   EXHIBITS  shall be the following,  attached to this Lease and  incorporated
     --------
herein and made a part hereof:

                  Rider A                   Renewal Options
                  Exhibit A                 Location of Premises
                  Exhibit A-1               Office Building Area
                  Exhibit B                 Rules and Regulations
                  Exhibit C                 Landlord's Work
                  Exhibit D                 Building Holidays
                  Exhibit E                 Tenant Estoppel Certificate

7.   EXPIRATION  DATE shall be the last day of the month which is sixty two (62)
     ----------------
consecutive calendar months following the Commencement Date (as defined in Section 4 of the Lease).

8.   FIXED BASIC RENT shall be calculated and payable as follows:
     ----------------

               Rentable        Rate Per            Yearly              Monthly
   Months       Sq. Ft.        Rentable             Rate             Installment
                               Sq. Foot

    1-2         16,881         $ 0                n/a                  n/a
    3-14        16,881         $ 18.50          $ 312,298.50        $  26,024.88
    15-26       16,881         $ 19.00          $ 320,739.00        $  26,728.25
    27-38       16,881         $ 19.50          $ 329,179.50        $  27,431.63
    39-50       16,881         $ 20.00          $ 337,620.00        $  28,135.00
    51-62       16,881         $ 20.50          $ 346,060.50        $  28,838.38

9.   OFFICE BUILDING AREA is as set forth on Exhibit A-1
      -------------------

10.  PERMITTED USE shall be general office use and for no other purpose.
     -------------

11.  PROPORTIONATE SHARE shall mean 14.19 percent which is 16,881, the number of
     -------------------
rentable square feet contained in the Premises divided by 119,000, the number of rentable square feet contained within the Building.

12.  SECURITY  DEPOSIT  shall be two (2) months Fixed Basic Rent which may be in
     -----------------
the form of an irrevocable evergreen letter of credit in a form reasonably acceptable to Landlord.

13.  TARGET DATE shall be December 1, 1999.
     -----------

14.  TERM  shall mean five (5) years and two (2)  months  from the  Commencement
     ----
Date (as defined in Section 4 of the Lease) unless terminated or extended pursuant to any option or provision contained herein.


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

                                TABLE OF CONTENTS

         Section                                                            Page

1.       Definitions.........................................................1
2.       Premises............................................................1
3.       Completion of Premises..............................................1
4.       Term................................................................2
5.       Use of Premises.....................................................2
6.       Rent................................................................2
7.       Insurance...........................................................5
8.       Repairs and Maintenance.............................................6
9.       Utilities and Services..............................................7
10.      Governmental Regulations............................................9
11.      Signs...............................................................9
12.      Alterations, Additions and Fixtures................................10
13.      Mechanic's Liens...................................................10
14.      Landlord's Right of Entry..........................................11
15.      Damage by Fire or Other Casualty...................................12
16.      Non-Abatement of Rent..............................................13
17.      Indemnification....................................................13
18.      Condemnation.......................................................14
19.      Quiet Enjoyment....................................................15
20.      Rules and Regulations..............................................15
21.      Assignment and Sublease............................................15
22.      Tenant's Relocation................................................18
23.      Subordination......................................................19
24.      Curing Tenant's Defaults...........................................20
25.      Surrender..........................................................20
26.      Defaults-Remedies..................................................20
27.      Condition of Premises..............................................23
28.      Hazardous Substances...............................................24
29.      Recording..........................................................24
30.      Broker's Commission................................................24
31.      Notices............................................................25
32.      Irrevocable Offer, No Option.......................................26
33.      Landlord Inability to Perform......................................26
34.      Survival...........................................................26
35.      Corporate Tenants..................................................26
36.      Tenant Representations and Warranties..............................26
37.      Waiver of Invalidity of Lease......................................26
38.      Security Deposit...................................................26
39.      Estoppel Certificate...............................................27
40.      Rights Reserved by Landlord........................................27
41.      Miscellaneous......................................................29
42.      Additional Definitions.............................................30
43.      Tenant's Right of First Offer .....................................31


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


     For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant, intending to be legally bound, agree as follows:

     1. DEFINITIONS. The definitions set forth in the preceding Preamble shall apply to the same capitalized terms appearing in this Lease Agreement. Additional definitions are contained in Section 42 and throughout this Lease.

     2. PREMISES. Landlord hereby demises and leases the Premises to Tenant and Tenant hereby leases and takes the Premises from Landlord for the Term (as defined in Section 4) and upon the terms, covenants, conditions, and provisions set forth in this Lease Agreement, including the Preamble (this "Lease"). The Tenant's interest in the Premises as tenant shall include the right, in common with Landlord and other occupants of the Building, to use driveways, sidewalks, loading and parking areas (which parking areas provide unreserved parking spaces at the ratio of four (4) parking spaces for every one thousand rentable square feet of space within the Building), lobbies, hallways and other facilities which are located within the Property (defined in Section 6) and which are designated by Landlord from time to time for the use of all of the tenants of the Building (the "Common Facilities").

     3. COMPLETION OF PREMISES. The Premises shall be completed in accordance with the plans and specifications attached hereto as Exhibit C (herein called the "Plans") at Landlord's expense. All necessary construction shall be commenced promptly following Landlord's execution and acceptance of this Lease and Tenant's delivery of the first month's Fixed Basic Rent and the Security Deposit to Landlord and shall be substantially completed ready for use and occupancy by Tenant on the Target Date set forth in the Preamble; provided, however, that the time for substantial completion of the Premises shall be extended for additional periods of time equal to the time lost by Landlord or Landlord's contractors, subcontractors or suppliers due to strikes or other labor troubles; delays in Tenant's selection of materials, plans or specifications; governmental restrictions and limitations; unavailability or delays in obtaining fuel, labor or materials; war or other national emergency; accidents; floods; defective materials; fire damage or other casualties; adverse weather conditions; the inability to obtain building or use and occupancy permits; or any cause similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord or Landlord's contractors, subcontractors or suppliers. The Premises shall be deemed substantially completed when Tenant is in receipt of a Certificate of Occupancy or Temporary Certificate of Occupancy (punchlist items excepted). All construction shall be done in a good and workmanlike manner and shall comply at the time of completion with all applicable and lawful laws, ordinances, regulations and orders of the federal, state, county or other governmental authorities having jurisdiction thereof, including the Americans With Disabilities Act. Tenant and its authorized agents, employees and contractors shall have the right, at Tenant's own risk, expense and responsibility, at all reasonable times prior to the Target Date as hereinafter defined, to enter the Premises for the purpose of taking measurements and installing its furnishings and equipment; provided that Tenant, in so doing, shall not interfere with or delay the work to be performed hereunder by Landlord, and Tenant shall use contractors and workmen compatible with the contractors and workmen engaged in the work to be performed hereunder by Landlord, and Tenant shall have obtained Landlord's written consent to installing any furnishings or equipment. If Landlord shall fail to deliver possession of the Premises by the Target Date for any reason, whether or not within Landlord's control, Landlord shall not be subject to any liability to Tenant. No failure to deliver the Premises by the Target Date or any other date shall in any respect affect the validity or continuance of this Lease of any obligation of Tenant hereunder or extend the Term of the Lease. Notwithstanding the foregoing, in the event Landlord fails to substantially complete the Premises as set forth above on or before December 31, 1999, then commencing on January 1, 2000 and terminating on the Commencement Date, Landlord shall reimburse Tenant for Tenant's increased rental obligations under its current lease arising solely as a result of Landlord's delay in delivering the Premises to Tenant as provided herein. Tenant shall be responsible for all such increased rental obligations for any period prior to January 1, 2000 and shall use its good faith efforts to negotiate a reduction in such obligations. In addition to the foregoing, if Landlord fails to substantially complete the Premises as set forth above prior to February 29, 2000, (the "Outside Date"), then Tenant may terminate this Lease upon thirty (30) days prior written notice to Landlord and upon such termination, Landlord shall refund to Tenant all sums Tenant paid to Landlord on account of Rent and neither party shall have any further obligations hereunder. Tenant's notice may be given at anytime prior to the Outside Date, but shall only be effective as of the Outside Date or such later date as specified in Tenant's notice. If Landlord substantially completes the Premises prior to the date of termination as set forth in Tenant's notice, then such notice shall be deemed revoked and the parties hereto shall continue to be bound to the terms of this Lease. Notwithstanding the foregoing, if Tenant fails to deliver to Landlord final approved Plans (as defined above) which are acceptable to Landlord on or before September 17, 1999, then each of the dates set forth in this Section 3 shall be extended by one (1) day for each one (1) day of delay beyond September 17, 1999 until such Plans are delivered to Landlord.

     4. TERM. The Term of this Lease shall commence on the date (the "Commencement Date") which is the first to occur of (a) the date the Premises are deemed substantially completed as provided in Section 3 above and (b) the date on which the Premises are actually occupied by Tenant. Following the Commencement Date, the Term of this Lease, unless sooner terminated as expressly provided in this Lease, shall continue until the date of expiration of the term specified as the Term of Lease in the Preamble plus the number of days which remain in the calendar month in which such term expires (the "Term"). Upon request of Landlord, Tenant shall enter into a memorandum agreement stipulating the actual Commencement Date of the Term.

     5. USE OF PREMISES. Tenant shall occupy the Premises throughout the Term and shall use the same for, and only for, the Permitted Use specified in the Preamble. The Building is designed to normal building standards for floor-loading capacity. Tenant shall not use the Premises in such ways which, in Landlord's judgment, exceed such load limits.

     6. RENT. Unless otherwise specifically requested by Landlord at any time, Fixed

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

Basic Rent, Additional Rent and any other rent or other sums due under this Lease (hereunder collectively referred to as Rent) shall be paid and delivered to Landlord's property manager, if any, as agent for Landlord, in the amounts, time and manner more particularly provided in this Lease.

          a. FIXED BASIC RENT. Commencing on the Commencement Date, Tenant shall pay, throughout the Term, Fixed Basic Rent in the amount specified in the Preamble, without notice or demand and without setoff or deduction, in equal monthly installments equal to one-twelfth of the Fixed Basic Rent (specified as Monthly Installments in the Preamble), in advance, on the first day of each calendar month during the Term. If the Commencement Date falls on a day other than the first day of a calendar month, the Fixed Basic Rent shall be apportioned on a per diem basis for the period between the Commencement Date and the first day of the first full calendar month in the Term and such apportioned sum shall be paid on the Commencement Date.

          b. ADDITIONAL RENT. Commencing on the Commencement Date, Tenant shall pay to Landlord, as Additional Rent, in the manner more particularly set forth below, Tenant's Proportionate Share of Annual Operating Costs (as defined below) for the Property to the extent same exceeds the sum of Four Dollars ($4.00) (the "Expense Stop") per rentable square foot of the Premises:

               i) ANNUAL OPERATING COSTS. The term "Annual Operating Costs" shall mean all costs Landlord incurs from owning, operating and maintaining the Building and the lot or tract of land on which it is situated (the "Property"). Annual Operating Costs shall include, by way of example rather than limitation: insurance costs, including premiums; fees; Impositions (defined below); costs for repairs, maintenance and service contracts; management fees; landscaping; snow removal; governmental permits fees; costs of compliance with governmental orders and regulations; administrative and overhead expenses; costs of furnishing water, sewer, electricity, gas, fuel, and other utility services, for use in Common Facilities of the Building and Property; and the cost of janitorial service and trash removal; excluding, however, from Annual Operating Costs the following: costs which are treated as capital expenditures (except as provided in Sections 9(d) and10(b)) under generally accepted accounting principles; mortgage debt or ground rents incurred by Landlord as owner of the Property; income, excess profits, corporate capital stock or franchise tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed, in lieu of all or any part of any currently existing Imposition or an increase in any currently existing Imposition; leasing commissions, accountants', consultants' or attorneys' fees, costs and disbursement and other expenses incurred in connection with negotiations or disputes with tenants or prospective tenants or associated with the enforcement of any leases or the defense of Landlord's title to or interest in the Building in connection with any proceedings involving real property taxes other than disputes regarding tax assessment and reduction of real property taxes; costs of construction of the Building and related facilities and correction of defects in construction of the Building (including permit, license and inspection fees); costs of any items or services sold or provided to tenants (including Tenant) for which Landlord is entitled to be reimbursed by such tenants or which are not

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

generally provided to all tenants of the Building; fees and higher interest charges caused by Landlord's refinancing the Building; all repairs to the interior of the Building of a structural nature (not made necessary by unusual use by Tenant); costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease; overhead and profit increment paid to subsidiaries or affiliates of Landlord, or to any party as a result of a noncompetitive selection process, for management or other services on or to the Building or for supplies or other materials, to the extent that the costs of such services, supplies or materials exceed the costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis; general overhead and administrative expenses except salaries of on-site property manager, management secretary and maintenance man; any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be for a capital nature, except equipment which is used in providing janitorial services and which is not affixed to the Building; all items and services for which Tenant reimburses Landlord or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement; commissions, advertising, and promotional expenditures. "Impositions" shall mean all levies, taxes, assessments, charges, imposts, and burdens, of whatever kind and nature, ordinary and extraordinary, which are assessed or imposed during the Term by any federal, state or municipal government or public authority or under any law, ordinance or regulation thereof or pursuant to any recorded covenants or agreements upon or with respect to the Property or any part thereof, any improvements thereto, any personal property necessary to the operation thereof and owned by Landlord or this Lease.

               ii) ESTIMATED  PAYMENTS - EXPENSE  STATEMENT AND  RECONCILIATION.

               (1) Landlord shall submit to Tenant as soon as reasonably possible after the beginning of each calendar year of the Term, the following:

                    (a) a statement setting forth (i) the Annual Operating Costs for the previous calendar year of the Term and (ii) a calculation of Tenant's Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop for the previous calendar year (the "Expense Statement"); and

                    (b) a statement of Landlord's good faith estimate of the Annual Operating Costs for the current calendar year and a calculation of Tenant's Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop for the current calendar year ("Tenant's Estimated Share").

               (2) Beginning with the next installment of Fixed Basic Rent due after the delivery of the aforesaid statements to Tenant, Tenant shall pay to Landlord, on account of its Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop, the following:

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

                    (a) a sum equal to the product of one-twelfth (1/12) of Tenant's Estimated Share and the number of calendar months elapsed during the current calendar year up to and including the month payment is made, plus any amounts due from Tenant to Landlord on account of Annual Operating Costs for any prior period(s) of time, less

                    (b) a sum equal to the amount, if any, by which the sum of all payments made by Tenant to Landlord on account of Annual Operating Costs for the previous calendar year exceed those actually specified in the Expense Statement.

               (3) On the first day of each succeeding calendar month until such time as Tenant receives a new Expense Statement and statement of Tenant's Estimated Share, Tenant shall pay to Landlord, on account of its Proportionate Share of Annual Operating Costs, one-twelfth (1/12) of the then current Tenant's Estimated Share. Any payment due from Tenant to Landlord, or any refund due from Landlord to Tenant, on account of Annual Operating Costs not yet determined as of the expiration of the Term shall be made within thirty (30) days after submission to Tenant of the next Expense Statement.

          c) DISPUTES. Unless Tenant, within ninety (90) days after any statement of Additional Rent is furnished, shall give notice to Landlord that Tenant disputes said statement, specifying in detail the basis for such dispute, each statement furnished to Tenant by Landlord under any provision of this Section shall be conclusively binding upon Tenant as to the particular Additional Rent due from Tenant for the period represented thereby; provided, however, that additional amounts due may be required to be paid by any supplemental statement furnished by Landlord. Tenant shall have the right at reasonable times to examine the records used in making the aforestated determinations, upon written notice in advance; provided, however, such disputed amount shall have been paid by Tenant to Landlord. In the event any such examination shall reveal an adverse variance in excess of 10% of the total operating expenses of which Tenant is required to pay their Proportionate Share, Landlord shall reimburse Tenant for the reasonable cost of such examination within thirty (30) days after demand. Tenant shall make all payments of Additional Rent without delay and regardless of any pending dispute over the amount of Additional Rent that is due in accordance with the statements furnished by Landlord. Landlord shall have the right to retain Tenant's security deposit until all Additional Rent payable by Tenant is determined and paid.

     7. INSURANCE.

          a) LIABILITY. Tenant, at Tenant's sole cost and expense, shall maintain and keep insurance in effect throughout the Term against liability for bodily injury (including death) and property damage in or about the Premises or the Property under a policy of comprehensive general public liability insurance, with such limits as to each as may be reasonably required by Landlord from time to time, but not less than $2,000,000.00 for each person and $5,000,000.00 in the aggregate for bodily injury (including death) to more than one (1) person and $2,000,000.00 for property damage. The policies of

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

comprehensive general public liability insurance shall name Landlord and Tenant (and if requested, any mortgagee of Landlord) as the insured parties. Each such policy shall provide that it shall not be cancelable without at least thirty
(30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form satisfactory to Landlord. At least ten (10) days prior to the Commencement Date, and thereafter upon Landlord's request, a certificate of insurance shall be delivered to Landlord proving compliance with the foregoing requirements. If Tenant shall fail, refuse or neglect to obtain or to maintain any insurance that it is required to provide or to furnish Landlord with satisfactory evidence of coverage on any such policy upon demand, Landlord shall have the right to purchase such insurance. All payments made by Landlord for such insurance shall be recoverable by Landlord from Tenant, together with interest thereon, as Additional Rent promptly upon demand. Notwithstanding anything contained herein to the contrary, Tenant may self-insure all of its personal property situated within the Premises against property damage and destruction.

          b) WAIVER OF SUBROGATION. The parties to this Lease each release the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees. If any policy does not permit such a release of liability and a waiver of subrogation, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the party benefiting therefrom agrees to pay the amount of such additional premium promptly upon demand. In the event a party is unable to obtain such a waiver, it shall immediately notify the other party of its inability. In the absence of such notifications, each party shall be deemed to have obtained such waiver of subrogation.

          c) INCREASE OF PREMIUMS. Tenant will not do anything or fail to do anything or permit anything to be done which will cause the cost of Landlord's insurance to increase or which will prevent Landlord from procuring insurance (including but not limited to public liability insurance) from companies, and in a form, satisfactory to Landlord. If any breach of this subsection (c) by Tenant shall cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as Additional Rent promptly upon demand. If Tenant does anything or fails to do anything or permits anything to be done for which insurance cannot be obtained, Landlord may terminate this Lease upon written notice to Tenant.

     8. REPAIRS AND MAINTENANCE.

          a) Tenant shall, throughout the Term and at Tenant's sole cost and expense, keep and maintain the Premises in a neat and orderly condition; and, upon expiration of the Term, Tenant shall leave the Premises in good order and condition, ordinary wear and tear, damage by fire or other casualty (which fire or other casualty has

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

not occurred through the negligence of Tenant or those claiming under Tenant or their agents, employees or invitees, respectively) alone excepted, and for that purpose and except as stated, Tenant will make all necessary repairs and replacements. Tenant shall not permit any waste, damage or injury to the Premises. Tenant shall not use or permit the use of any portion of the Common Facilities for other than their intended use as specified by the Landlord from time to time.

          b) Landlord shall, throughout the Term, make all necessary repairs (including replacements) to the structural elements of the Premises and other improvements located on the Property, including the roof and exterior walls of the Building as well as the mechanical, HVAC, electrical and plumbing systems of the Building not solely serving the Premises; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Landlord shall keep and maintain all Common Facilities of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt and rubbish and shall keep and maintain all landscaped areas within the Property in a neat and orderly condition.

          c) Notwithstanding the foregoing, repairs and replacements to the Premises and the Property arising out of or caused by Tenant's use, manner of use or occupancy of the Premises, by Tenant's installation of alterations, additions, improvements, trade fixtures or equipment in or upon the Premises or by any act or omission of Tenant or any employee, agent, contractor or invitee of Tenant shall be made at Tenant's sole cost and expense and Tenant shall pay Landlord the cost of any such repair or replacement, as Additional Rent, upon demand.

     9. UTILITIES AND SERVICES.

          a) Landlord shall furnish the Premises with electricity, heating and air conditioning for the normal use and occupancy of the Premises as general offices between 8:00 a.m. and 6:00 p.m., Monday through Friday, of each week during the Term (Building Holidays excepted). Tenant agrees to pay as Additional Rent all charges for electricity, light, heat or other utility used by Tenant at the Premises. If a separate meter is installed, Tenant shall pay for the consumption of such utilities based upon its metered usage. A separate meter or submeter shall be installed (as set forth in Exhibit C) to meter Tenant's consumption of electricity. If no meter is installed, Tenant shall pay its Proportionate Share of any utility charges covering the Demised Premises and the remainder of the Building. Tenant shall pay all bills for separately metered utility usage within ten (10) days after receipt thereof, and any non-payment or late payment of such utility bills shall be deemed a default under the terms of this Lease. All charges for installation and repairs of any meters servicing the Premises shall be payable by Tenant as Additional Rent and shall be paid when the same shall become due. If Tenant shall require electricity or install electrical equipment using current in excess of 110 volts or which will in any way increase the amount of electricity furnished by Landlord for general office use (including but not limited to electrical heating or refrigeration equipment or electronic data processing machines) or if Tenant shall attempt to use the

Premises in such a manner that the services to be furnished by Landlord are required during periods other than the business hours specified above, Tenant will obtain prior written approval from Landlord and will pay, as Additional Rent, for the resulting additional direct expense to Landlord, including the expense resulting from the installation of any equipment and meters, promptly upon receipt of an invoice from Landlord.

          b) Within the Common Facilities of the Building, Landlord shall furnish reasonably: (i) adequate electricity, (ii) hot and cold water, (iii) lavatory supplies, (iv) automatically operated elevator service, (v) normal and customary cleaning services (on a five-day a week basis) after business hours,
(vi) heat and air conditioning in season, (vii) landscaping, (viii) parking lot maintenance, (ix) common area maintenance and (x) snow and ice removal. Tenant shall be responsible for its Proportionate Share of such services in accordance with Section 6(b) hereof. Landlord shall provide janitorial service to the Premises, five days per week, after regular business hours, and the costs of such service will be passed through to Tenant as set forth in Section 6.

          c) Landlord shall not be liable for any damages to Tenant resulting from the quality, quantity, failure, unavailability or disruption of any services beyond the reasonable control of Landlord and the same shall not constitute a termination of this Lease or an actual or constructive eviction or entitle Tenant to an abatement of rent. Landlord shall not be responsible for providing any services not specifically provided for in this Lease. Notwithstanding anything to the contrary contained in this Lease, if (i) Landlord ceases to furnish any service in the Building, and Tenant notifies Landlord of such cessation in writing (the "Interruption Notice"), (ii) such cessation does not arise as a result of the gross negligence of Tenant (iii) such cessation is not caused by a fire or other casualty (in which case Section 15 shall control), (iv) the repair or restoration of such service is reasonably within the control of Landlord, and (v) as a result of such cessation, the Premises or material portion thereof, is rendered untenatable (meaning that Tenant is unable to use the Premises or a substantial portion thereof in the normal course of its business) and Tenant, in fact ceases to use the Premises, or material portion thereof, then, commencing on the fifth (5th) Business Day after the later to occur of the date the Premises (or material portion thereof) becomes untenatable, the date Tenant ceases to use such space and the date Tenant provides Landlord with an Interruption Notice, all rent hereunder shall be abated on a per diem basis for each day of such interruption based upon the percentage of the Premises so rendered untenantable and not used by Tenant and such abatement shall continue until the date the Premises becomes tenantable again.

          d) Tenant shall pay capital improvements which Landlord shall install or construct for energy saving devices. Tenant's Proportionate Share shall be determined based upon the estimated life of the capital investment item, determined by Landlord in accordance with generally accepted accounting principles, and shall include a cost of capital funds adjustment equal to twelve percent (12%) per year on the unamortized portion of all such costs. Tenant shall only have to pay for the portion of the useful life of the capital improvement which falls within the Term. Tenant shall thus make payments in equal annual installments for such capital improvements until the Term expires or until the cost of the improvement has been fully paid for, whichever first occurs; such payments shall be computed by Landlord at the time of installation of the capital improvement in the same manner as Landlord makes computations of Tenant's share of the annual operating costs pursuant to Section 6(b)(ii).

     10. GOVERNMENTAL REGULATIONS.

          a) Landlord and Tenant shall comply with all laws, ordinances, notices, orders, rules, regulations and requirements of all federal, state and municipal government or any department, commission, board of officer thereof, or of the National Board of Fire Underwriters or any other body exercising similar functions, relating to the Premises or to the use or manner of use of the Property. Tenant shall not knowingly do or commit, or suffer to be done or committed anywhere in the Building, any act or thing contrary to any of the laws, ordinances, regulations and requirements referred to in this Section. Tenant shall give Landlord prompt written notice of any accident in the Premises and of any breakage, defect or failure in any of the systems or equipment servicing the Premises or any portion of the Premises.

          b) Tenant shall pay its Proportionate Share of the cost of capital improvements which Landlord shall install or construct in compliance with governmental requirements which take effect after the commencement of the Term hereof or as energy saving devices. Tenant's Proportionate Share shall be determined based upon the estimated life of the capital investment item, determined by Landlord in accordance with generally accepted accounting principles, and shall include a cost of capital funds adjustment equal to twelve percent (12%) per year on the unamortized portion of all such costs. Tenant shall only have to pay for the portion of the useful life of the capital improvement which falls within the Term. Tenant shall thus make payments in equal annual installments for such capital improvements until the Term expires or until the cost of the improvement has been fully paid for, whichever first occurs; such payments shall be computed by Landlord at the time of installation of the capital improvement in the same manner as Landlord makes computations of Tenant's share of the annual operating costs pursuant to Section 6(b)(ii).

          c) Tenant shall pay all taxes imposed upon Tenant's furnishings, trade fixtures, equipment or other personal property.

     11. SIGNS. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, Tenant shall not place, erect, maintain or paint any signs upon the Premises or the Property unless the design of such signs are approved by Landlord in writing and comply with all applicable governmental rules, regulating ordinances or other statutes. Tenant shall be solely responsible for all costs and expenses associated with the erection of any signs upon the Premises and shall be obligated to obtain and provide to Landlord any and all necessary permits prior to the placement or erection of such signs. Notwithstanding the foregoing, Tenant shall be permitted to place its name on the Building directory.

     12. ALTERATIONS, ADDITIONS AND FIXTURES.

          a) Tenant shall have the right to install in the Premises any trade fixtures; provided, however, that no such installation and no removal thereof shall be permitted which affects any structural component of the Building or Premises and that Tenant shall repair and restore any damage or injury to the Premises or the Property caused by installation or removal.

          b) Tenant shall not make or permit to be made any alterations, improvements or additions to the Premises or Property without on each occasion first presenting plans and specifications to Landlord and obtaining Landlord's prior written consent, which shall not be unreasonably withheld or delayed, but may be conditioned upon compliance with reasonable requirements of Landlord including, without limitation, the filing of mechanics' lien waivers by Tenant's contractors and the submission of written evidence of adequate insurance coverage naming Landlord as an additional insured thereunder. If Landlord consents to any proposed alterations, improvements or additions or Tenant's contractor performs any of the work identified in Section 3 of this Lease Agreement, then Tenant shall make the proposed alterations, improvements and additions at Tenant's sole cost and expense provided that: (i) Tenant supplies any necessary permits; (ii) such alterations and improvements do not, in Landlord's judgment, impair the structural strength of the Building or any other improvements or reduce the value of the Property; (iii) Tenant takes or causes to be taken all steps that are otherwise required by Section 13 of this Lease and that are required or permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property; (iv) Tenant uses a contractor reasonably approved by Landlord; (v) the occupants of the Building and of any adjoining real estate owned by Landlord are not unreasonbly annoyed or disturbed by such work such that the conduct of their business is interefered with ; (vi) the alterations, improvements or additions shall be installed in accordance with the approved plans and specifications and completed according to a construction schedule approved by Landlord; and (vii) Tenant provides insurance of the types and coverage amounts required by Landlord. Any and all alterations, improvements and additions to the Premises which are constructed, installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this Lease; at that time all such alterations and additions shall remain on the Premises and become the property of Landlord without payment by Landlord unless, upon the termination of this Lease, Landlord instructs Tenant in writing to remove the same in which event Tenant will remove such alterations, improvements and additions, and repair and restore any damage to the Property caused by the installation or removal. Notwithstanding anything to the contrary contained in this Lease, Landlord may withhold its approval to any proposed alterations, additions or improvements to the Premises in its absolute and sole discretion with respect to any such alteration, addition or improvement which Landlord determines involves any modification to the Building's exterior or its structural, electrical, mechanical or plumbing systems, or any components thereof.

     13. MECHANIC'S LIENS. Tenant shall promptly pay any contractors and materialmen who supply labor, work or materials to Tenant at the Premises or the

Property so as to minimize the possibility of a lien attaching to the Premises or the Property. Tenant shall take all steps permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall cause such lien or notice of lien to be discharged of record by payment, deposit, bond or otherwise within thirty (30) days after the filing thereof or after Tenant's receipt of notice thereof, whichever is earlier, regardless of the validity of such lien or claim. If Tenant shall fail to cause such lien or claim to be discharged and removed from record within such thirty (30) day period, then, without obligation to investigate the validity thereof and in addition to any other right or remedy Landlord may have, Landlord may, but shall not be obligated to, contest the lien or claim or discharge it by payment, deposit, bond or otherwise; and Landlord shall be entitled to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest and costs. Any amounts so paid by Landlord and all costs and expenses including, without limitation, attorneys' fees incurred by Landlord in connection therewith, together with interest at a rate of twelve percent (12%) per annum from the respective dates of Landlord's making such payment or incurring such cost or expense, which shall constitute Additional Rent payable hereunder promptly upon demand therefor. Nothing in this Lease is intended to authorize Tenant to do or cause any work or labor to be done or any materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense. Further, notwithstanding anything to the contrary contained in this Lease, nothing contained in or contemplated by this Lease shall be deemed or construed in any way to constitute the consent or request by Landlord for the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises or the Building or the Property or any part of any thereof, nor as giving Tenant any right, power or authority to contract or permit the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises, the Building, the Property or any part of any thereof. Throughout this Lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or the Property or any interest therein or income therefrom on account of any mechanic's, laborer's or materialman's lien or arising out of any debt or liability to or any claim or demand of any contractor, mechanic, supplier, materialman or laborer and shall include without limitation any mechanic's notice of intention given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person entitled to any mechanic's lien.

     14. LANDLORD'S RIGHT OF ENTRY.

          a) Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable times, with prior notice to Tenant, for the purpose of (i) inspecting the Premises or (ii) making any necessary repairs to the Premises or to the Building and performing any work therein. During the progress of any work on the Premises or the Building, Landlord will attempt not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever unless caused by the negligence or willful misconduct of the Landlord, its agents, contractors, or employees.

          b) Landlord shall have the right at all reasonable times to, with prior notice to Tenant, enter and to exhibit the Premises for the purpose of inspection or showing the Premises in connection with a sale or mortgage and, during the last twelve (12) months of the Term, to enter upon and to exhibit the Premises to any prospective tenant.

     15. DAMAGE BY FIRE OR OTHER CASUALTY.

          a) If the Premises or Building is damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord whereupon Landlord shall, subject to the consent of Landlord's present or future mortgagee and to the conditions set forth in this Section 15, repair, rebuild or replace such damage and restore the Premises to substantially the same condition as the Premises were in immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage or destruction to the extent of the proceeds of fire and other extended coverage insurance policies. Notwithstanding the foregoing, if the Premises is destroyed or damaged to the extent that in Landlord's sole judgment the Premises cannot be repaired or restored within one hundred twenty (120) days after such casualty, Landlord may, subject to the rights of Landlord's mortgagee, terminate this Lease by written notice to Tenant within ninety (90) days after the date of such casualty.

          b) The repair, rebuilding or replacement work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

          c) The net amount of any insurance proceeds recovered by reason of the damage or destruction of the Building (meaning the gross insurance proceeds excluding proceeds received pursuant to a rental coverage endorsement and the cost of adjusting the insurance claim and collecting the insurance proceeds) shall be applied towards the cost of restoration. Notwithstanding anything to the contrary in this Lease Agreement, if in Landlord's sole opinion the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant specifying a termination date no less than ten (10) days after its transmission; provided, however, that Tenant may require Landlord, except during the last two
(2) years of the Term, to withdraw the notice of termination by agreeing to pay the cost of restoration in excess of the net insurance proceeds and by giving Landlord adequate security for such payment prior to the termination date specified in Landlord's notice of termination. If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration will be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

          d) Landlord's obligation or election to restore the Premises under this Section shall be subject to the terms of any present or future mortgage affecting the Premises and to the mortgagee's consent if required in the mortgage and shall not, in any event, include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant.

          e) Landlord shall maintain insurance against loss or damage to the Building by fire and such other casualties as may be included within fire and extended coverage insurance or all-risk insurance, together with a rental coverage endorsement or other comparable form of coverage. If Tenant is dispossessed of the Premises due to fire or other casualty, Tenant will receive an abatement of its Rent during the period Tenant is dispossessed.

     16. NON-ABATEMENT OF RENT. Except as otherwise expressly provided in this Lease there shall be no abatement or reduction of the Fixed Basic Rent, Additional Rent or other sums payable hereunder for any cause whatsoever and this Lease shall not terminate, nor shall Tenant be entitled to surrender the Premises, in the event of fire, casualty or condemnation or any default by Landlord under this Lease.

     17. INDEMNIFICATION

          a) Unless such loss, costs or damages were caused by negligence of Landlord, its employees, agents or contractors, Tenant hereby agrees to indemnify, defend and hold the Landlord and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Landlord, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from Tenant's occupancy of the Premises. Tenant shall only be liable for actual and direct losses, costs and damages and shall not be liable for special, consequential, indirect or punitive damages. Tenant shall have the right to designate counsel acceptable to Landlord, such approval not be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Landlord. Landlord shall not have the right to settle any claim without the consent of Tenant. This indemnity shall survive the expiration or termination of this Lease.

          b) Unless such loss, costs or damages were caused by negligence of Tenant, its employees, agents or contractors, Landlord hereby agrees to indemnify, defend and hold the Tenant and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Tenant, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from Landlord's operation of the Premises. Landlord shall only be liable for actual and direct losses, costs and damages and shall not be liable for special, consequential, indirect or punitive damages. Landlord shall have the right to designate counsel acceptable to Tenant, such approval not be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Tenant. Tenant shall not have the right to settle any claim without the consent of Landlord. This indemnity shall survive the expiration or termination of this Lease.

          c) If Landlord brings any action under this Lease Agreement, Tenant agrees in each case to pay Landlord's reasonable attorney's fees and other costs and expenses incurred by Landlord in connection therewith; provided, however, the Landlord prevails in such action.

     18. CONDEMNATION.

          a) TERMINATION. If (i) all of the Premises are covered by a condemnation; or (ii) any of the Premises is covered by a condemnation and the remaining part is insufficient for the reasonable operation therein of Tenant's business; or (iii) subject to the provisions of subsection 18(b)(i) hereof, any of the Property is covered by a condemnation and, in Landlord's sole opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Property; then, in any such event, this Lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor. Upon such termination the Fixed Basic Rent and all Additional Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all such rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

          b) PARTIAL CONDEMNATION.

               i) If there is a partial condemnation and Landlord decides to terminate pursuant to subsection 18(a)(iii) hereof then Tenant may require Landlord, except during the last two (2) years of the Term, to withdraw its notice of termination by: [A] giving Landlord written notice thereof within ten
(10) days from transmission of Landlord's notice to Tenant of Landlord's intention to terminate, [B] agreeing to pay the cost of restoration in excess of the condemnation proceeds reduced by those sums expended by Landlord in collecting the condemnation proceeds, and [C] giving Landlord adequate security for such payment within such ten (10) day period.

               ii) If there is a partial condemnation and this Lease has not been terminated pursuant to subsection (a) hereof, Landlord shall restore the Building and the improvements which are part of the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which possession shall have been taken by the condemnor; provided, however, that Landlord shall only be obligated to restore such damage from condemnation to the extent possible with the award damage. If the condemnation proceeds are more than adequate to cover the cost of restoration and the Landlord's expenses in collecting the condemnation proceeds, any excess proceeds shall be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

               iii) If there is a partial condemnation and this Lease has not been terminated by the date upon which the condemnor obtains possession, the obligations of Landlord and Tenant under this Lease shall be unaffected by such condemnation except that there shall be an equitable abatement for the balance of the Term of the Fixed Basic Rent according to the value of the Premises before and after the date upon which the condemnor takes possession. In the event that the parties are unable to agree upon the amount of such abatement, either party may submit the issue to arbitration.

          c) AWARD. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a claim against the condemnor for removal expenses and moving expenses, loss of business and any other claims Tenant may have; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waives all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

     19. QUIET ENJOYMENT. Tenant, upon paying the Fixed Basic Rent, Additional Rent and other charges herein required and observing and keeping all covenants, agreements and conditions of this Lease, shall quietly have and enjoy the Premises during the Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

     20. RULES AND REGULATIONS. The Landlord hereby reserves the right to prescribe, from time to time, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations") attached hereto as Exhibit B governing the use and enjoyment of the Premises and the remainder of the Property. The Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the Permitted Use and shall not increase or modify Tenant's obligations under this Lease. In the event of a conflict between the Lease Agreement and such rules and regulations, the Lease Agreement shall control. The Tenant shall comply at all times with the Rules and Regulations and shall cause its agents, employees, invitees, visitors, and guests to do so.

     21. ASSIGNMENT AND SUBLEASE. Tenant may assign or sublease the within Lease to any party subject to the following:

          a) In the event Tenant desires to assign this Lease or sublease seventy percent (70%) or more of the Premises to any other party, Tenant shall provide written notice of the terms and conditions of such assignment or sublease to Landlord prior to the effective date of any such sublease or assignment, and, prior to such effective date, the Landlord shall have the option, exercisable by written notice to Tenant within ten (10) business days of Landlord's receipt of written notice from Tenant, to: (i) sublease such space from Tenant at the lower rate of (a) the rental rate per rentable square foot of Fixed Basic Rent and Additional Rent then payable pursuant to this Lease or (b) the terms set forth in the proposed sublease, (ii) recapture (in the case of subletting) that portion of the Premises to be sublet or all of the Premises (in the case of an assignment) ("Recapture Space") so that such prospective subtenant or assignee shall then become the sole Tenant of Landlord hereunder, or (iii) recapture the Recapture Space for Landlord's own use, whereupon Tenant shall be fully released from any and all obligations hereunder with respect to the Recapture Space.

          b) In the event that the Landlord elects not to recapture the Lease as hereinabove provided, the Tenant may nevertheless assign this Lease or sublet the whole or any portion of the Premises, subject to the Landlord's prior written consent not to be unreasonably withheld, conditioned or delayed , on the basis of the following terms and conditions:

               i) The Tenant shall provide to the Landlord the name and address of the assignee or subtenant.

               ii) The assignee or subtenant shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Landlord within ten (10) days of its execution. Any sublease shall expressly acknowledge that said subtenant's rights against Landlord shall be no greater than those of Tenant.

               iii) The Tenant and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of Fixed Basic Rent and Additional Rent reserved herein, through the entire Term of this Lease, as the same may be renewed, extended or otherwise modified.

               iv) The Tenant and any assignee shall promptly pay to Landlord fifty percent (50%) of the net profit received from such subleasing or assignment. Net profit will be calculated after deducting the Tenant's direct costs of implementing the sublease or assignment.

               v) In any event, the acceptance by the Landlord of any rent from the assignee or from any of the subtenants or the failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Tenant herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire Term of this Lease.

               vi) Landlord shall require a Five Hundred Dollars ($500.00) payment to cover its handling charges for each request for consent to any sublet or assignment prior to its consideration of the same. Tenant acknowledges that its sole remedy with respect to any assertion that Landlord's failure to consent to any sublet or assignment is unreasonable shall be the remedy of specific performance and Tenant shall have no other claim or cause of action against Landlord as a result of Landlord's actions in refusing to consent thereto.

          c) If Tenant is a corporation other than a corporation whose stock is listed and traded on a nationally recognized stock exchange, the provisions of subsection a hereof shall apply to a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of stock (or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock) which results in a change of control of Tenant as if such transfer of stock (or other mechanism) which results in a change of control of Tenant were an assignment of this Lease, and if Tenant is a partnership or joint venture, said provisions shall apply with respect to a transfer (by one or more transfers) of an interest in the distributions of profits and losses of such partnership or joint venture (or other mechanism, such as, by way of example, the creation of additional general partnership or limited partnership interests) which results in a change of control of such a partnership or joint venture, as if such transfer of an interest in the distributions of profits and losses of such partnership or joint venture which results in a change of control of such partnership or joint venture were an assignment of this Lease; but subsections
(a) and (b) hereof shall not apply to transactions with a corporation or other entity into or with which Tenant is merged or consolidated or to which all or substantially all of Tenant's assets, stock, or membership units are transferred or to any corporation, or other entity which controls or is controlled by Tenant or is under common control with Tenant, provided that in the event of such merger, consolidation or transfer of all or substantially all of Tenant's assets, stock or membership units (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

          d) In the event that any or all of Tenant's interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver, or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises and/or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property (such person, firm or entity being hereinafter referred to as the "Grantor", for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire, the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and Grantor shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein. Landlord shall have sixty (60) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Tenant's interest by such Disposition, and the exercise of the option by Landlord shall be effected by notice to that effect sent to the Grantor; but nothing herein shall require

Landlord to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver or release of the obligation of the Grantor to submit other offers hereunder to Landlord. In the event Landlord accept such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Landlord. In the event Landlord rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two percent (2%) of the price sought from Landlord or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Landlord hereunder.

          e) Without limiting any of the provisions of this Section 21, if pursuant to the Federal Bankruptcy Code (herein referred to as the "Code"), or any similar law hereafter enacted having the same general purpose, Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one year's Fixed Basic Rent plus an amount equal to the Additional Rent for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for any security deposit required hereunder.

          f) Except as specifically set forth above, no portion of the Premises or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law or act of the Tenant, nor shall Tenant pledge its interest in this Lease or in any security deposit required hereunder.

     22. TENANT'S RELOCATION. The Landlord, in its sole discretion, shall have the right from time to time to change the location of the Premises to other space (the "Substituted Leased Premises") within the Building, subject to the terms and conditions set forth below.

          a) The Substituted Leased Premises shall contain a minimum floor area of approximately the same number of square feet as are contained in the Premises; and the square footage of any Common Facilities attributable to the Substituted Leased Premises shall be approximately the same as that of the Common Facilities attributable to the Premises.

          b) If the total square footage comprised by the Substituted Leased Premises and its attributable Common Facilities exceed the total of the Premises and its attributable Common Facilities, the Tenant shall not be required to pay any increase in the Fixed Basic Rent and Tenant's Percentage shall not be increased. If, however, such total square footage shall be less, Tenant's Fixed Basic Rent and Tenant's Percentage shall be decreased proportionately.

          c) The Landlord shall give the Tenant not less than forty-five (45) days prior notice of Landlord's decision to relocate the Tenant; and the Tenant agrees that no later than forty-five (45) days from the date of its receipt of such notice it shall relocate to the Substituted Leased Premises.

          d) The Landlord shall bear and pay for the cost and expense of any such relocation; provided, however, that the Tenant shall not be entitled to any compensation for damages for any interference with or interruption of its business during or resulting from such relocation. The Landlord shall make reasonable efforts to minimize such interference. Tenant shall cooperate with Landlord so as to facilitate the prompt completion by Landlord of its obligations under this Section. Without limiting the generality of the foregoing, Tenant agrees to provide to Landlord promptly such approvals, instructions, plans, specifications or other information as may be reasonably requested by Landlord.

          e) In connection with any such relocation, the Landlord shall, at its own cost and expense, furnish and install in (or, if practicable, relocate to) the Substituted Leased Premises all walls, partitions, floors, floor coverings, ceilings, fixtures, wiring and plumbing, if any, (as distinguished from trade fixtures, equipment, furniture, furnishings and other personal property belonging to Tenant) required for the Tenant's proper use and occupancy thereof, all of which items shall be comparable in quality, quantity and designto those situated in the Premises as originally constructed by Landlord at the commencement of the Term.

          f) The payments of new Fixed Basic Rent shall commence on the earlier of ten (10) days after Landlord has completed the physical relocation and installation of permanent improvements in the Substituted Leased Premises or the date that Tenant first opens for business in the Substituted Leased Premises.

          g) Landlord and Tenant shall promptly execute an amendment to this Lease reciting the relocation of the Premises and any changes in the Fixed Basic Rent payable hereunder.

     23. SUBORDINATION. This Lease and Tenant's rights hereunder shall be subject and subordinate at all times in lien and priority to any first mortgage or other primary encumbrance now or hereafter placed upon or affecting the Property or the Premises, and to any second mortgage or encumbrance with the consent of the first mortgagee, and to all renewals, modifications, consolidations and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this Lease to the lien of any such first mortgage or to the lien of any other mortgage, if requested to do so by Landlord with the consent of the first mortgagee, and any further instrument or instruments of attornment that may be desired by any such mortgagee or Landlord, provided, however, that any holder of such lien or mortgage agrees not to disturb the use and occupancy of the Premises in accordance with the terms of this Lease Agreement upon any foreclosure. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by giving notice in writing to Tenant and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery. In that event such mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee. Landlord agrees that it will use best efforts to obtain and deliver to Tenant a subordination, non-disturbance and attornment agreement from the holder(s) of any mortgage or other security interest affecting the Premises of Building.

     24. CURING TENANT'S DEFAULTS. If Tenant defaults in the performance of any of its obligations hereunder, Landlord may, without any obligation to do so and in addition to any other rights it may have in law or equity, elect to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which sums and costs together with interest thereon shall be deemed Additional Rent payable within ten (10) days of demand.

     25. SURRENDER.

          a) At the expiration or earlier termination of the Term Tenant shall promptly yield up the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Premises in a condition which is clean of garbage and debris and broom clean and in the same condition, order and repair in which they are required to be kept throughout the Term, ordinary wear and tear excepted.

          b) If Tenant, or any person claiming through Tenant, continues to occupy the Premises after the expiration or earlier termination of the Term or any renewal thereof without prior written consent of Landlord, the tenancy under this Lease shall become, at the option of Landlord, expressed in a written notice to Tenant and not otherwise, either from month-to-month or for a period of one (1) year, terminable by Landlord on thirty (30) days prior notice, under the same terms and conditions set forth in this Lease; except, however, that the Fixed Basic Rent during such continued occupancy shall be 150% of the amount set forth in subsection 6(a). Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in subsection 26(b) hereof.

     26. DEFAULTS-REMEDIES.

          a) Defaults. It shall be an event of default under this Lease if any one or more of the following events occurs:

               i) Tenant fails to pay in full, within five (5) days of notice from Landlord , any and all installments of Fixed Basic Rent or Additional Rent or any other charges or payments due and payable under this Lease whether or not herein included as rent.

               ii) Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition contained in this Lease and such violation or failure continues for a period of fifteen (15) days after notice from Landlord, or such longer period, not to exceed thirty (30) days, provided such breach is not reasonably capable of cure within fifteen (15) days and Tenant is diligently pursuing such cure.

               iii) Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver or similar official for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; provided, however, that any proceeding brought by anyone other than the parties to this Lease under any bankruptcy, reorganization arrangement, insolvency, readjustment, receivership or similar law shall not constitute an event of default until such proceeding, decree, judgment or order has continued unstayed for more than sixty (60) consecutive days.

          b) REMEDIES. Upon the occurrence of an event of default under this Lease, Landlord shall have all of the following rights:

               i) Landlord may charge a late payment charge of five (5%) percent of any amount owed to Landlord pursuant to this Lease which is not paid within five (5) days of the due date which is set forth in the Lease or, if a due date is not specified in this Lease, within thirty (30) days of the mailing of a bill therefor by Landlord. If Landlord incurs a late charge in connection with any payment which Tenant has failed to make within the times required in this Lease, Tenant shall pay Landlord, in addition to such payment due, the full amount of such late charge incurred by Landlord. Nothing in this Lease shall be construed as waiving any rights of Landlord arising out of any default of Tenant, by reason of Landlord's imposing or accepting any such late charge(s) and/or interest; the right to collect such late charge(s) and/or interest is separate and apart from any rights relating to remedies of Landlord after default by Tenant including, without limitation, the rights and remedies of Landlord provided herein.

               ii) Landlord may accelerate the whole or any part of the Fixed Basic Rent and all Additional Rent for the entire unexpired balance of the Term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any Fixed Basic Rent or other charges, payments, costs and expenses so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance.

               iii) Landlord may re-enter the Premises and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution or damages therefor, and Landlord may repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Premises and may relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied as follows: first, to the payment of any costs and expenses of such reletting, including all costs of alterations and repairs; second, to the payment of any indebtedness other than Fixed Basic Rent, Additional Rent or other charges due hereunder from Tenant to Landlord; third, to the payment of Fixed Basic Rent, Additional Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If rentals received from reletting during any month are less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of termination is given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises or, in the event that the Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

               iv) Landlord may terminate this Lease and the Term without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Upon such termination, Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Fixed Basic Rent and Additional Rent reserved for the balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant all of which amount shall be immediately due and payable from Tenant to Landlord upon demand therefor.

               v) WHEN THIS LEASE AND THE TERM OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT, OR WHEN THE TERM HAS EXPIRED, UPON FIVE (5) BUSINESS DAYS PRIOR WRITTEN NOTICE TO TENANT, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION FOR JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING

BY, THROUGH OR UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IS FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS IN EJECTMENT AS HEREINBEFORE SET FORTH TO CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE PREMISES.

          c) WAIVER OF JURY TRIAL. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT (A) THEY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OCCUPANCY OF THE PREMISES OR CLAIM OF INJURY OR DAMAGE, AND (B) IN ANY ACTION AGAINST LANDLORD BY TENANT, THE LEGAL FEES OF THE PREVAILING PARTY WILL BE PAID BY THE OTHER PARTY TO THE ACTION.

          d) NON-WAIVER. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any other obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any event of default by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent event of default.

          e) RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

     27. CONDITION OF PREMISES. Tenant's occupancy of the Premises shall constitute acceptance of the Work performed by Landlord pursuant to Section 3, subject to any punchlist items agreed to by the parties within thirty (30) days after the Commencement Date and any latent or structural defects in the Premises constructed in accordance with the Plans.

     28. HAZARDOUS SUBSTANCES.

          a) Landlord and Tenant shall not cause or allow the generation, treatment, storage or disposal of Hazardous Substances on or near the Premises or Property. "Hazardous Substances" shall mean (i) any hazardous substance as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq., as amended, (ii) any hazardous waste or hazardous substance as those terms are defined in any local, state or Federal law, regulation or ordinance not inapplicable to the Premises and Property, or (iii) petroleum including crude oil or any fraction thereof. In the event Landlord or Tenant uses any Hazardous Substances, Landlord or Tenant shall dispose of such substances in accordance with all applicable Federal, state and local laws, regulations and ordinances.

          b) Landlord and Tenant agree to indemnify, defend and hold harmless the other, its employees, agents, successors, and assigns, from and against any and all damage, claim, liability, or loss, including reasonable attorneys' and other fees, arising out of or in any way connected to the generation, treatment, storage or disposal of Hazardous Substances by Landlord or Tenant, its employees, agents, contractors, or invitees, on or near the Premises or Property. Such duty of indemnification shall include, but not be limited to damage, liability, or loss pursuant to all Federal, state and local environmental laws, rules and ordinances, strict liability and common law.

          c) Landlord and Tenant agree to notify each other immediately of any disposal of Hazardous Substances in the Premises or Property, of any discovery of Hazardous Substances in the Premises, or of any notice by a governmental authority or private party alleging or suggesting that a disposal of Hazardous Substances on or near the Premises or Property may have occurred. Furthermore, Landlord and Tenant agree to provide the other with full and complete access to any documents or information in its possession or control relevant to the question of the generation, treatment, storage, or disposal of Hazardous Substances on or near the Premises.

          d) Except as disclosed in that certain Phase 1 - Environmental Site Assessment of the Solarex/Peco Energy Facility, Newtown, PA, Job No. OPG97001 prepared by OXFORD Engineers & Consultants, Inc, dated May, 1997, Landlord represents and warrants that, to the best of its knowledge, there are no Hazardous Substances in, under or about the Property. Landlord acknowledges that Tenant and its employees, agents, successors and assigns shall not be liable for any claims, costs, damages or liabilities associated with the environmental conditions existing at the Property as of the Commencement Date as disclosed in the foregoing Phase 1 Environmental Site Assessment unless such conditions are exacerbated by the Tenant, its employees, agents, successors or assigns.

     29. RECORDING. Neither this Lease nor a memorandum of this Lease shall be recorded in any public records without the written consent of Landlord.

     30. BROKERS' COMMISSION. Tenant represents and warrants to Landlord that the

Brokers (as defined in the Preamble) are the sole brokers with whom Tenant has negotiated in bringing about this Lease and Tenant agrees to indemnify and hold Landlord and its mortgagee(s) harmless from any and all claims of other brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into this Lease by Landlord and Tenant. Provided the transactions contemplated hereby are consummated, Landlord shall pay Brokers a commission in accordance with a written agreement between such Brokers and Landlord. In no event shall Landlord's mortgagee(s) have any obligation to any broker involved in this transaction. In the event that no broker was involved as aforesaid, then Tenant represents and warrants to the Landlord that no broker brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from any and all claims of any broker arising out of or in connection with the negotiations of, or entering into of, this Lease by Tenant and Landlord.

     31. NOTICES. All notices, demands, requests, consents, certificates, and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid, or by recognized overnight courier, addressed as follows:

                  If to Tenant:

                  Bio-Imaging Technologies, Inc.

                  Atten:  Mark L. Weinstein,
                          Chief Executive Officer

                  with a copy to:

                  Buchanan Ingersoll, Professional Corporation
                  500 College Road East
                  Princeton, NJ  08540
                  Atten:  Stuart B. Dember, Esquire

                  If to Landlord:

                  Yardley Road Associates, L.P.
                  c/o O'Neill Properties Group, L.P.
                  1101 West DeKalb Pike, Suite 200
                  Wayne, PA  19087
                  Attn:  President

                  with a copy to:

                  Kevin W. Walsh, Esquire
                  Adelman Lavine Gold and Levin
                  1101 West DeKalb Pike, Suite 201
                  Philadelphia, PA 19102-1799

Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall thereafter be sent.

     32. IRREVOCABLE OFFER: NO OPTION. This Lease shall become effective only upon execution thereof by J. Brian O'Neill, or other authorized officer of Landlord and by an authorized officer of Tenant.

     33. INABILITY TO PERFORM. If Landlord is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor troubles, or any cause whatsoever beyond Landlord's control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation by Landlord. The provisions of this
Section 33 shall not delay the Outside Date.

     34. SURVIVAL. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Term of this Lease, whether by lapse of time or otherwise, shall not relieve Tenant or Landlord from their respective obligations accruing prior to the expiration of the Term.

     35. CORPORATE TENANTS. If Tenant is a corporation, the person(s) executing this Lease on behalf of Tenant hereby covenant(s) and warrant(s) that: Tenant is a duly formed corporation qualified to do business in the state in which the Property is located; Tenant will remain qualified to do business in said state throughout the Term and any renewals thereof; and such persons are duly authorized by such corporation to execute and deliver this Lease on behalf of the corporation.

     36. TENANT REPRESENTATIONS AND WARRANTIES. [Intentionally Deleted].

     37. WAIVER OF INVALIDITY OF LEASE. Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or make any claim that the Lease is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, without limitation, requirements for corporate seals, attestations, witnesses, notarizations or other similar requirements and each party hereby waives the right to assert any such defenses or make any claim of invalidity or unenforceability due to any of the foregoing.

     38. SECURITY DEPOSIT. As security for the full and prompt performance by Tenant of the terms and covenants of this Lease, Tenant has deposited with Landlord the Security Deposit, as set forth in the Preamble. The Security Deposit shall not constitute rent for any month (unless so applied by Landlord on account of Tenant's default hereunder). Tenant shall, upon demand, restore any portion of the Security Deposit which may be applied by Landlord to cure any default by Tenant hereunder. To the extent that Landlord has not applied the Security Deposit or any portion thereof on account of a default, the Security Deposit, or such remaining portion of the Security Deposit, shall be returned to Tenant, without interest, promptly following the termination of this Lease.

     39. Estoppel Certificate.

          a) Each of Landlord and Tenant shall from time to time, within fifteen
(15) days after request, execute, acknowledge and deliver to the other party a written instrument in recordable form, substantially in the form attached hereto as Exhibit E (a "Estoppel Certificate"), certifying (i) that this Lease is in full force and effect and has not been modified, supplemented or amended (or, if there have been modifications, supplements or amendments, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments); (ii) the dates to which Fixed Basic Rent and Additional Rent and any other charges arising hereunder have been paid;
(iii) the amount of any prepaid rents or credits due Tenant, if any; (iv) if applicable, that Tenant has accepted possession and has entered into occupancy of the Premises, and certifying the Commencement Date and the Termination Date;
(v) whether or not, to the best of such party's knowledge, all conditions under the Lease to be performed by the other party prior thereto have been satisfied and whether or not such party is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying each, if any, unsatisfied condition and each, if any, default of which such party may have knowledge; and (vi) any other fact or condition related to the Lease, the Tenant or Landlord reasonably requested. Any certification delivered pursuant to the provisions of this Article shall be intended to be relied upon by Landlord, Tenant and any mortgagee or prospective mortgagee or purchaser of the Property or of any interest therein. Notwithstanding the foregoing, Tenant's or Landlord's failure to furnish a Estoppel Certificate within said fifteen (15) day period shall constitute a default under this Lease.

     40. RIGHTS RESERVED BY LANDLORD. Landlord waives no rights, except those that may be specifically waived herein, and explicitly retains all other rights including, without limitation, the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of Rent or any other claim:

          a) To change the name or street address of the Building.

          b) To install, affix and maintain any and all signs on the exterior and on the interior of the Building.

          c) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and during the continuance of any of such work, to temporarily close doors, entry ways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible and Tenant's conduct of its business is not unreasonably interfered with.

          d) To furnish door keys for the entry door(s) in the Premises on the Commencement Date and to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase only from Landlord additional duplicate keys as required, to change no locks, and not to affix locks on doors without the prior written consent of the Landlord. Upon the expiration of the Term or Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

          e) To designate and approve all window coverings used in the Building.

          f) To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the legal load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use, as limited by the Permitted Use, of the Premises without the prior written consent of Landlord. The movement of Tenant's property into or out of the Building or the Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require written authorization from Tenant, in form and content satisfactory to Landlord, before allowing any property to be moved into or out of the Building or Premises.

          g) To regulate delivery of supplies and the usage of the loading docks, receiving areas and freight elevators.

          h) To enter the Premises in accordance with Section 14, and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy.

          i) To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises provided Tenant's conduct of its business is not unreasonably interfered with.

          j) To grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building. If Landlord elects to make available to tenants in the Building any services or supplies, or arranges a master contract therefor, Tenant agrees to obtain its requirements, if any, therefor from Landlord or under any such contract, provided that the charges therefor are reasonably consistent with market rates.

          k) To alter the layout, design and/or use of the Building in such manner as Landlord, in its sole discretion, deems appropriate, so long as the character of the Building as a first class office building is maintained and provided Tenant's conduct of its business is not unreasonably interfered with.

     41. MISCELLANEOUS.

          a) ENTIRE AGREEMENT. This Lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

          b) MODIFICATION. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties. In addition, Tenant agrees to make such changes to this Lease as are required by any mortgagee, provided such changes do not substantially affect Tenant's rights and obligation hereunder.

          c) INTERPRETATION. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

          d) EXHIBITS. Each writing or plan referred to herein as being attached as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

          e) CAPTIONS AND HEADINGS. The captions and headings of sections, subsections and the table of contents herein are for convenience only and are not intended to indicate all of the subject matter in the text and they shall not be deemed to limit, construe, affect or alter the meaning of any provisions of this Lease and are not to be used in interpreting this Lease or for any other purpose in the event of any controversy.

          f) INTEREST. Wherever interest is required to be paid hereunder, such interest shall be at the highest rate permitted under law but not in excess of twelve percent (12%).

          g) SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          h) JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships or other persons (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other persons to pay the Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other persons shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other legal entity, the members of which are, by virtue of any applicable law or regulation, subject to personal liability, the liability of each such member shall be joint and several.

          i) NO REPRESENTATIONS BY LANDLORD. Landlord and Landlord's agents have made no representations, agreements, conditions, warranties, understandings or promises, either oral or written, other than as expressly set forth herein, with respect to this Lease, the Premises and/or the Building.

          j)  RELATIONSHIP   OF  PARTIES.   This  Lease  shall  not  create  any
relationship between the parties other than that of Landlord and Tenant.

          k) CHOICE OF LAW. The terms of this Lease shall be construed under the laws of the Commonwealth of Pennsylvania, and that exclusive jurisdiction and venue shall be in the Court of Common Pleas of the County in which the Property is located.

     42. ADDITIONAL DEFINITIONS.

          a) "Date of this Lease" or "date of this Lease" shall mean the date of acceptance of this Lease by the Landlord, following execution and delivery thereof to Landlord by Tenant and that date shall be inserted in the space provided in the Preamble.

          b) "Landlord" as used herein includes the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after ceasing to hold title to the Premises. Neither Landlord nor any principal of Landlord nor any owner of the Building or the Lot, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the Property for the satisfaction of Tenant's remedies.

          c) "Tenant" as used herein includes the Tenant named above as well as its heirs, successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this Lease as Tenant. Each and every person named above as Tenant shall be bound formally and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant, immediate or remote, unless the assignment to such assignee is permitted or has been approved in writing by Landlord. Any notice required or permitted by the terms of this Lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect as if given by or to all of them.

          d) "Mortgage" and "Mortgagee" as used herein includes any lien or encumbrance on the Premises or the Property or on any part of or interest in or appurtenance to any of the foregoing, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate. The word "mortgagee" is used herein to include the holder of any mortgage, including any ground Landlord if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

          e) "Person" as used herein includes a natural person, a partnership, a corporation, an association, and any other form of business association or entity.

          f) "Property" as used herein shall mean the Building and the lot, tract or parcel of land on which the Building is situated.

          g) "Rent" or "rent" as used herein shall mean all Fixed Basic Rent and Additional Rent reserved under this Lease.

     43.  TENANT'S RIGHT OF FIRST OFFER.

          a) Tenant shall have a right of first offer ("Right of Offer") with respect to the leasing of any space in the Building ("Offer Space") as such space becomes available for leasing by the Landlord, provided that there is not an event of default continuing in accordance with the terms and conditions of the Lease, Tenant is in possession of the Premises pursuant to this Lease and subject to the following conditions:

               i) Landlord shall offer such Offer Space to Tenant in writing (the "Landlord Notification") on the terms set forth in Section 43(a)(ii), before entering into a lease with another tenant for the Offer Space. Tenant may accept the Offer Space only by delivering to Landlord written notice of such acceptance of the entire Offer Space within ten (10) Business Days of the Landlord Notification. If Tenant fails to accept the Offer Space within such ten
(10) Business Day period, Tenant will be deemed to have irrevocably waived its Right of Offer for that particular Offer Space and Landlord may enter into a lease for the Offer Space at any rental rate (within ten percent (10%) of the rental rate offered to Tenant) with other persons or entities. If Landlord fails to lease the Offer Space within ninety (90) days, then it must be offered to Tenant again in accordance with this Section 43. Tenant must accept the Offer Space offered pursuant to this provision in whole and not in part. Once Tenant exercises its Right of Offer with respect to the Offer Space, the exercise will be irrevocable.

               ii) All of the terms and conditions of this Lease will apply to any Offer Space leased by Tenant, effective as of the date of delivery to Tenant of such Offer Space. The term of the lease with respect to the Offer Space shall be coterminous with the Term applicable to the original Premises. The Fixed Basic Rent rate for the Offer Space will be the Fixed Basic Rent set forth in the Landlord Notification and

Tenant's Proportionate Share shall be increased in proportion to the square footage of any Offer Space leased by Tenant.

          b) Landlord will have no liability to Tenant if any Tenant of the Offer Space wrongfully holds over. In the event such Tenant wrongfully holds over, Landlord will attempt in good faith to cause such Tenant to vacate the Offer Space.

     SECTION 26(b) HEREOF SETS FORTH A WARRANT OR AUTHORITY FOR AS ATTORNEY TO CONFESS JUDGMENT FOR EJECTMENT AGAINST TENANT. IN GRANTING THIS WARRANT OF
ATTORNEY  TO  CONFESS   JUDGMENT  AGAINST  TENANT,   TENANT  HEREBY   KNOWINGLY,
INTENTIONALLY AND VOLUNTARILY, AND (ON THE ADVICE OF THE SEPARATE COUNSEL OF TENANT, IF TENANT HAS USED COUNSEL IN REGARD TO ENTERING INTO THIS LEASE) UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this agreement to be duly executed under seal.

Landlord:
---------

Date Signed: 10/1/99                        YARDLEY ROAD ASSOCIATES, L.P.
             -------                        By:  YARDLEY ROAD ASSOCIATES
                                                 ACQUISITION CORPORATION

                                            By: /s/Stephen Starden
                                                --------------------------
                                                Name:  Stephen Starden
                                                Title: Vice President
                                            Attest: /s/John P. Jade
                                                    ----------------------
Tenant:

Date Signed: 9/22/99                        BIO-IMAGING TECHNOLOGIES, INC.
             -------

                                            By: /s/Mark L. Weinstein
                                                ------------------------
                                                Name: Mark L. Weinstein
                                                      ------------------
                                                Title:President & CEO
                                                      ------------------
                                            Attest: /s/ Robert J. Phillips
                                                    ----------------------
                                                Title: Vice President, Chief
                                                       Financial Officer
                                                       ---------------------

                                     RIDER A


RENEWAL  OPTION:  Tenant is hereby  granted  two (2) options to renew this Lease
---------------
upon the following terms and conditions:

At the time of the exercise of each option to renew and at the time of each renewal, Tenant shall not be in default in accordance with the terms and provisions of this Lease, and shall be in possession of the Premises pursuant to this Lease.

Notice of the exercise of the option shall be sent to the Landlord in writing at least six (6) months but not more than twelve (12) months before the expiration of the term of this Lease.

Each renewal term shall be for a period of five (5) years, to commence at the expiration of the Term of this Lease or the expiration of the first renewal term, as applicable, and all of the terms and conditions of this Lease, other than the Fixed Basic Rent, shall apply during any such renewal term.

The annual fixed basic rent to be paid during the each renewal term shall be ninety five percent (95%) of the fair rental value per square foot of the Premises at the commencement of each renewal term. In determining the fair rental value, the Landlord shall notify Tenant of the fair rental value as established by Landlord. Should Tenant dispute Landlord's determination, then the Tenant shall be free to, at the Tenant's sole cost and expense, employ the services of an appraiser familiar with office buildings located within the Newtown, Bucks County, Pennsylvania area comparable to the Building, who shall be a member of MAI and who shall render an appraisal. If the Landlord and the Tenant's appraiser cannot agree on the fair rental value, or in such case, on an independent appraiser acceptable to both, either party may request the American Arbitration Association to appoint such independent appraiser who shall be a member of MAI familiar with office buildings in the area of the Building who shall render an appraisal, and in such event the judgment of a majority of the three appraisers shall be final and binding upon the parties. The parties shall share equally in the cost of any such independent appraiser. Pending resolution of the issue of fair rental value, the Tenant shall pay the Landlord as of commencement of the renewal term, the Fixed Basic Rent as established by Landlord, subject to retroactive adjustment upon final determination of this issue.

                                    EXHIBIT A


                              LOCATION OF PREMISES

                                   EXHIBIT A-1
                                   -----------


                              OFFICE BUILDING AREA

                                    EXHIBIT B
                                    ---------

                              RULES AND REGULATIONS


1.  OBSTRUCTION OF  PASSAGEWAYS:  The  sidewalks,  entrance,  passages,  courts,
    ---------------------------
elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress. If the Premises are situated on the ground floor with direct access to the street, then Landlord shall, at Landlord's expense, keep the sidewalks and curbs directly in front of the Premises clean and free from ice, snow and refuse.

2.  WINDOWS:  Windows in the  Premises  shall not be covered  or  obstructed  by
    -------
Tenant. No bottles, parcels or other articles shall be placed on the window sills, in the halls, or in any other part of the Building other than the Premises. No article shall be thrown out of the doors or windows of the Premises.

3.  PROJECTIONS  FROM BUILDING:  No awnings,  air-conditioning  units,  or other
    --------------------------
fixtures shall be attached to the outside walls or the window sills of the Building or otherwise affixed so as to project from the Building, without prior written consent of Landlord.

4.  SIGNS:  No sign or  lettering  shall be affixed by Tenant to any part of the
    -----
outside of the Premises, or any part of the inside of the Premises so as to be clearly visible from the outside of the Premises, without the prior written consent of Landlord. However, Tenant shall have the right to place its name on any door leading into the Premises the size, color and style thereof to be subject to the Landlord's approval. Tenant shall not have the right to have additional names placed on the Building directory without Landlord's prior written consent.

5. FLOOR COVERING: Tenant shall not lay linoleum or other similar floor covering
   --------------
so that the same shall come in direct contact with the floor of the Premises. If linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall first be fixed to the floor by a paste or other material that may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.

6. INTERFERENCE WITH OCCUPANTS OF BUILDING:  Tenant shall not make, or permit to
   ---------------------------------------
be made, any unseemly or disturbing noises or odors and shall not interfere with other tenants or those having business with them. Tenant will keep all mechanical apparatus in the Premises free of vibration and noise which may be transmitted beyond the limits of the Premises.

7. LOCK KEYS: No additional locks or bolts of any kind shall be placed on any of
   ---------
the doors or windows by Tenant. Tenant shall, on the termination of Tenant's tenancy, deliver to Landlord all keys to any space within the Building either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys furnished, Tenant shall pay to Landlord the cost thereof. Tenant, before closing and leaving the Premises, shall ensure that all windows are closed and entrance doors locked. Nothing in this Paragraph 7 shall be deemed to prohibit Tenant from installing a burglar alarm within the Premises, provided: (1) Tenant obtains Landlord's consent which will not be unreasonably withheld or delayed; (2) Tenant supplies Landlord with copies of the plans and specifications of the system; (3) such installation shall not damage the Building; and (4) all costs of installation shall be borne solely by Tenant.

8.  CONTRACTORS:  No  contract of any kind with any  supplier of towels,  water,
    -----------
toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish, garbage, or other like service shall be entered into by Tenant, nor shall any machine of any kind be installed in the Building or the Office Building Area without the prior written consent of the Landlord. Tenant shall not employ any persons other than Landlord's janitors for the purpose of cleaning the Premises without prior written consent of Landlord. Landlord shall not be responsible to Tenant for any loss of property from the Premises however occurring, or for any damage to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause.

9. PROHIBITED ON PREMISES:  Tenant shall not conduct, or permit any other person
   ----------------------
to conduct, any auction upon the Premises, manufacture or store goods, wares or merchandise upon the Premises without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of his business, permit the Premises to be used for gambling, make any unusual noises in the Building, permit to be played musical instrument on the Premises, permit any radio to be played, or television, recorded or wired music in such loud manner as to disturb or annoy other tenants, or permit any unusual odors to be produced on the Premises. Tenant shall not permit any portion of the Premises to be occupied as an office for a public stenographer or typewriter, or for the storage, manufacture, or sale of intoxicating beverages, narcotics, tobacco in any form or as a barber or manicure shop. Canvassing, soliciting and peddling in the Building and the Office Building Area are prohibited and Tenant shall cooperate to prevent the same. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises.

10. PLUMBING, ELECTRIC AND TELEPHONE WORK: Plumbing facilities shall not be used
    -------------------------------------
for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or other substances of any kind shall be thrown into them. Waste and excessive or unusual amounts of electricity or water is prohibited. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except by prior written consent of Landlord, and shall be done by contractors approved by Landlord. The number and locations of telephones, telegraph instruments, electrical appliances, call boxes, etc. shall be subject to Landlord's approval.

11.  MOVEMENT OF FURNITURE,  FREIGHT OR BULKY MATTER:  The
     -----------------------------------------------
carrying in or out of freight, furniture or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine and only after advance notice to the superintendent of the Building. The persons employed by Tenant for such work must be reasonably acceptable to the Landlord. Tenant may, subject to these provisions, move freight, furniture, bulky matter, and other material into or out of the Premises on Saturdays between the hours of 9:00 a.m. and 1:00 p.m., provided Tenant pays additional costs, if any, incurred by Landlord for elevator operators or security guards, and for any other expenses occasioned by such activity of Tenant. If, at least three (3) days prior to such activity, Landlord requests that Tenant deposit with Landlord, as security of Tenant's obligations to pay such additional costs, a sum of which Landlord reasonably estimates to be the amount of such additional cost, the Tenant shall deposit such sum with Landlord as security of such cost. There shall not be used in the Building or Premises, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in the elevators without the consent of the superintendent of the Building.

12. SAFES AND OTHER HEAVY  EQUIPMENT:  Landlord  reserves the right to prescribe
    --------------------------------
the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from arising.

13.  ADVERTISING:  Landlord shall have the right to prohibit any  advertising by
     -----------
Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

14. NON-OBSERVANCE OR VIOLATION OF RULES BY OTHER TENANTS: Landlord shall not be
    -----------------------------------------------------
responsible to Tenant for non-observance or violation of any of these rules and regulations by any other tenant.

15.  AFTER HOURS USE:  Landlord  reserves the right to exclude from the Building
     ---------------
between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on Saturdays, Sundays and Building Holidays, all persons who do not present a pass to the Building signed by the Tenant. Each Tenant shall be responsible for all persons for whom such a pass is issued and shall be liable to the Landlord for the acts of such persons.

16.  PARKING:  Tenant  and its  employees  shall  park  their cars only in those
     -------
portions of the parking area designated by Landlord.

17. RESERVATION OF RIGHTS: Landlord hereby reserves to itself any and all rights
    ---------------------
not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the
Building:

     a. the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purposes; and

     b. the right to change the name or address of the Building, without incurring any liability to Tenant for doing so; and

     c. the right to install and maintain a sign on the exterior of the Building; and

     d. the exclusive right to use or dispose of the use of the roof of the Building; and

     e. the right to limit the space on the directory of the Building to be allotted to Tenant; and

     f. the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

18.  HEALTH  AND  SAFETY:  The  Tenant  shall  be  responsible  for  initiating,
     -------------------
maintaining and supervising all health and safety precautions and/or programs required by Law in connection with the Tenant's use and occupancy of the Premises.

19.  HAZARDOUS  MATERIALS:  The Tenant  shall not store,  introduce or otherwise
     --------------------
permit any material known to be hazardous within the Premises. Any material within the Premises which is determined to be hazardous shall be removed and properly disposed of by the Tenant at the Tenant's sole expense.

                                    -- END --

                                    EXHIBIT C
                                    ---------


                                 LANDLORD'S WORK

                                    EXHIBIT D
                                    ---------


                                BUILDING HOLIDAYS


BUILDING CLOSED ON:


* NEW YEAR'S DAY *


* MEMORIAL DAY *


* INDEPENDENCE DAY *


* LABOR DAY *


* THANKSGIVING DAY *


* CHRISTMAS DAY *

                                    EXHIBIT E
                                    ---------

                           TENANT ESTOPPEL CERTIFICATE

TO:                          ("       ")  pursuant  to  that  certain
     ----------------------    -------                                 ---------
Agreement (the "Agreement") dated          ,  199 , by and between           and
                                  ---------      -                 ---------
                                             ("Lessor").
--------------------------------------------

         1. The  undersigned  ("Lessee")  is the lessee under that certain Lease
dated           , 19  , by and between                                        as
      ----------    --                 -------------------------------------
lessor,  and                                      ,  as  lessee  (the  "Lease"),
              ------------------------------------
covering a portion of those certain  premises  commonly  known and designated as
                                             ,   Pennsylvania,   consisting   of
---------------------------------------------
approximately            square  feet (the  "Premises").  A true,  complete  and
               --------
correct copy of the Lease is attached hereto as Exhibit "A".

          2. The Lease has not been modified, changed, altered or amended in any respect (except as indicated following this sentence) and is the only lease or agreement between the undersigned and the Lessor affecting the Premises. If none, state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          3. The undersigned has made no agreements with Lessor or its agents or employees, which are not described in the Lease concerning free rent, partial rent, rebate of rental payments or any other type of rental concession with respect to the Lease (except as indicated following this sentence). If none, state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          4. The undersigned  accepted  possession of the Premises on          ,
                                                                      ---------
19  ,  currently  occupies the  Premises  and has been open for  business  since
  --
          ,  19  . The current term of the Lease began on           ,  19  . The
----------     --                                         ----------     --
current  term of the Lease will expire on            ,  19  ,  and Lessee has no
                                           ----------     --
present right to cancel or terminate the Lease under the terms thereof, or otherwise. No rent payable pursuant to the Lease has been prepaid for more than two (2) months, and no monies otherwise payable to Lessor under the Lease have been paid in advance of the due date therefor as set forth in the Lease. The
fixed  minimum  rent  currently  being paid under the Lease is  $            per
                                                                 ----------
month. Future changes to the fixed minimum rental are as set forth in the Lease. The undersigned also pays amounts for percentage rent, insurance and property tax escalations based upon the square footage of the Premises subject to the Lease, as set forth in the Lease, which amounts have been paid to and including
         , 199 .
---------     -

          5. The Lease is fully valid and enforceable and is currently in full force and effect. Neither Lessor or Lessee is in default thereunder, and all conditions and obligations on the part of Lessor to be fulfilled under the terms of the Lease have been satisfied or fully performed including, without limitation, all required tenant improvements, allowances, alterations, installations and construction, and payment therefor has been made in full. Lessee has no offset, claim, defense or counterclaim against any rent or other sum payable by Lessee under the Lease or against any other obligation of Lessee under the Lease. No condition exists which with the giving of notice or the passage of time, or both, would constitute a default under the Lease.

          6. Lessee has not suffered any assignment of the Lease or sublet the Premises or any portion thereof, and no person or entity, other than Lessee, has any possessory interest in the Premises or right to occupy the Premises or any portion thereof, except as permitted under the Lease.

          7. Lessee claims no right, title or interest in or to the Premises or right to possession of the Premises, except as lessee under the terms of the Lease. The Lease does not contain and the undersigned does not have any outstanding options or rights of first refusal to purchase the Premises or any portion thereof or the real property of which the Premises are a part, except as otherwise set forth below. If none, state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          8. No actions, whether voluntary or otherwise, are pending against the undersigned under the bankruptcy laws of the United States or any state thereof, and Lessee knows of no fact or pending or threatened claim or litigation that might result in the insolvency or bankruptcy of Lessee.

         9. Lessee is a [corporation][limited partnership][general partnership] duly organized and validly existing and in good standing under the laws of the
State of           [and qualified to do business in the State where the Premises
         ---------
is located].  [          ,  a            ,  owns and holds all of the issued and
               ----------      ----------
outstanding stock in and of Lessee, and is a separate and distinct entity from Lessee].

          10. Lessee's occupancy of the Premises complies fully with all local, state and federal laws, ordinances, codes, rules, regulations and orders including, without limitation, those concerning hazardous wastes, hazardous materials, asbestos, oil and underground storage tanks. In addition, no such hazardous wastes, hazardous materials, asbestos, oil or underground storage tanks have been or are incorporated in, stored on or under, released from, treated on, transported to or from or disposed of, on or from the Premises or any portion thereof.

          11. All inspections, licenses, permits, consents, permissions, approvals and certificates required, whether by law, regulation or insurance standards, to be made or issued with respect to the conduct of Lessee's business, the Premises and the use and occupancy of the Premises by Lessee have been made by or issued by all necessary private parties, the appropriate governmental or quasi-governmental authorities or other authorities having jurisdiction over the Premises and/or Lessee's business, are in full force and effect, and Lessee has not received notification from any such authority that

Lessee or the Premises is in material noncompliance with such laws, regulations or standards, that the Premises is being used, operated or occupied unlawfully or that Lessee has failed to obtain such inspections, permits, consents, permissions, approvals, licenses or certificates, as the case may be. Lessee has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license, permit, consent, permission, approval or certificate.

          12. All insurance policies required to be maintained by Lessee under the Lease have been maintained, are in full force and effect and all premiums with respect thereto have been paid in full.

          13. Upon  receipt of notice of the closing of the purchase and sale of
the  Premises as set forth in the  Agreement,  Lessee shall  recognize        as
                                                                        -----
lessor under the Lease, and all payments of rent and other sums due to Lessor under the Lease and all communications permitted or required under the Lease
shall be  directed  to            c/o                                 ,  and all
                        ----------       -----------------------------
communications permitted or required under the Lease shall be directed to Lessee at the address for Lessee set forth in the Lease (except as otherwise indicated following this sentence), unless and until otherwise specified in written notice by the party to whom notice is to be given at such address. If none, state "none".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          14.  This  certification  is made to induce                       [to
                                                       --------------------
enter  into the  Agreement]  [to  provide  financing  to  Lessor]  knowing  that is  relying  upon  the  truth  of this  Tenant  Estoppel
----------------------
Certificate in [entering into the  Agreement,]  [providing  such  financing] and
that [the acquisition of the Premises by                             pursuant to
                                         --------------------------
the Agreement] [the financing provided to Lessor] shall be deemed good and valuable consideration to Lessee for the foregoing representations made by Lessee.


Dated this       day of         , 199 .
          ------       --------      -

                                        LESSEE:

                                        ------------------------------,
                                        a ----------------------------

                                        BY:---------------------------
                                           Name:----------------------
                                           Title:---------------------

                                       3